UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2024

GREAT SOUTHERN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GSBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01  Regulation FD Disclosure.

Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank.

September 30, 2024 1

Loan Portfolio Gross Loans [in thousands] *Includes Home Equity Loans of $114,729 *Includes Home Equity Loans of $113,483 09 - 30 - 24 $4,791,912 06 - 30 - 24 $4,718,224 2

Loan Portfolio by Region Gross Loans [in thousands] 09 - 30 - 24 $4,791,912 06 - 30 - 24 $4,718,224 3

Commercial Real Estate by Industry Gross Loans [in thousands] 09 - 30 - 24 $1,546,005 06 - 30 - 24 $1,511,672 4

Commercial Real Estate by Region Gross Loans [in thousands] 09 - 30 - 24 $1,546,005 06 - 30 - 24 $1,511,672 5

Commercial Real Estate Office and Retail All Data as of 09/30/24 Gross Loans [in thousands] Office $209,067 Retail + Restaurant $419,074 Average credit size is $1,583,844 Average credit size is $1,611,823 6

Commercial Real Estate Office and Retail 7 All Data as of 09/30/24 Gross Loans [in thousands] Office - $209,067 Retail+Restaurant - $419,074 97% of Office Portfolio – Pass Rated Restaurants Neighborhood & Shopping Center Mixed - Use Single Tenant Strip Center $106,793 $70,836 $21,001 $101,812 $118,632 Outstanding Balance 86 14 14 87 57 # of Loans $1,228 $5,060 $1,500 $1,170 $2,045 Avg. Loan Size 57% 52% 60% 55% 59% Weighted Avg. LTV 100% of Retail Portfolio – Pass Rated Traditional Medical $173,414 $35,653 Outstanding Balance 111 20 # of Loans $1,562 $1,698 Avg. Loan Size Owner Occupied 63% Weighted Avg. LTV $19,478 51 # of Loans $382 Avg. Loan Size 48% Weighted Avg. LTV Other Office Sq. Ft. $90,260 >100,000 $36,040 20,000 - 100,000 $27,636 <20,000 60 # of Loans $2,566 Avg. Loan Size 47% Weighted Avg. LTV

Construction & Land Development by Industry Gross Loans [in thousands] 09 - 30 - 24 $421,043 06 - 30 - 24 $642,567 8

Construction & Land Development by Region Gross Loans [in thousands] 09 - 30 - 24 $421,043 06 - 30 - 24 $642,567 9

Multi Family Real Estate by Region Gross Loans [in thousands] 09 - 30 - 24 $1,569,879 06 - 30 - 24 $1,250,976 Average credit size is $6,304,734 Average credit size is $5,278,381 10

Multi Family Real Estate by LTV Gross Loans [in thousands] 09 - 30 - 24 $1,569,879 06 - 30 - 24 $1,250,976 11

Non - performing by Type Gross Loans [in thousands] 09 - 30 - 24 $7,483 06 - 30 - 24 $10,984 *Includes Home Equity Loans of $0 *Includes Home Equity Loans of $32 12

Non - performing by Region Gross Loans [in thousands] 09 - 30 - 24 $7,483 06 - 30 - 24 $10,984 13

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: October 16, 2024	By:	/s/ Joseph W. Turner
Joseph W. Turner, President and Chief Executive Officer